                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (date of earliest event reported):
                              September 20, 2001

                                AMX CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

               Texas                              0-26924                              75-1815822
  (State or Other Jurisdiction of         (Commission File Number)        (I.R.S. Employer Identification No.)
   Incorporation or Organization)

                              3000 Research Drive
                           Richardson, Texas  75082
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number including area code:  (469) 624-8000


                                      n/a

         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On September 20, 2001, Casey Cowell resigned as a director of the Registrant to pursue other interests. The Registrant currently does not intend to fill the vacancy on the board of directors created by Mr. Cowell's resignation.

Item 7.  Financial Statements and Exhibits.

     None

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMX CORPORATION


                                        By:  /s/ Scott D. Miller
                                           -----------------------------------
                                                          Scott D. Miller
                                                     Chief Executive Officer

Date: October 5, 2001